Exhibit 10.15

NON-OFFICER AND NON-DIRECTOR STOCK OPTION PLAN

OF

ARDEN GROUP, INC.

1.                                       Purpose

The purpose of this Non-Officer and Non-Director Stock Option Plan of Arden Group, Inc. (the “Plan”) is to secure for Arden Group, Inc. (the “Company”) the benefits arising from stock ownership by selected employees of the Company and its subsidiary corporations, who are neither executive officers nor directors of the Company and who are important to the success and the growth of the business of the Company.  The Plan will provide a means whereby such persons will be given an opportunity to purchase shares of the Common Stock of the Company under stock options.

2.                                       Definitions

“Act” means the Securities Act of 1933, as amended.

“Board” means the Board of Directors of the Company.

“Committee” means the Compensation Committee of the Board.

“Company” shall have the meaning set forth in Section 1 hereof.

“Common Stock” means shares of the Company’s Class A Common Stock, $.25 par value.

“Fair Market Value” means (i) if the Common Stock is then listed on a national securities exchange, the closing sales price of the Common Stock on the day such value is determined on the principal securities exchange on which such stock is then listed, or if there is no reported sale on that day, the average of the bid and asked quotations on such exchange on that day, or (ii) if the Common Stock is then publicly traded in the NASDAQ National Market System, the closing sales price of the Common Stock as reported by the NASDAQ National Market System on the day such value is determined, or if there is no reported sale on that day, the average of the bid and asked quotations on that day, or (iii) if the Common Stock is then publicly traded in the over-the-counter market (other than the NASDAQ National Market System), the mean between the closing bid and asked prices of the Common Stock in the over-the-counter market on the day such value is determined or, if no shares were traded that day, on the next preceding day on which there was such a trade, or (iv) if the Common Stock is not then separately quoted or publicly traded, the fair market value on the date such value is to be determined, as determined in good faith by the Committee.

“Grantee” means an employee of the Company or its subsidiary corporations to whom an Option is granted.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Option” means any right to purchase, at a price and for the Term fixed by the Committee in accordance with the Plan and subject to such other limitations and restrictions as the Committee may impose, the number of shares of Common Stock specified by the Committee.

“Option Agreement” means a written agreement in a form approved by the Committee to be entered into by the Company and the Grantee.

“Plan” shall have the meaning set forth in Section 1 hereof.

“Subsidiary corporation” shall have the definition of a subsidiary corporation contained in section 424 of the Internal Revenue Code.

“Successor” means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Grantee.

“Term” means the period during which a particular Option may be exercised.

3.                                       Administration of the Plan

(a)                                  The Plan shall be administered by the Committee.

(b)                                 The Committee shall adopt such rules of procedure as it may deem proper; provided, however, that it may only take action upon the agreement of a majority of the whole Committee.  Any action which the Committee shall take through a written instrument signed by all of its members shall be as effective as though taken at a meeting duly called and held.

(c)                                  The powers of the Committee shall include plenary authority to interpret the Plan, and, subject to the provisions hereof, to determine when and to whom Options shall be granted, the number of shares subject to each Option, the method and medium of payment and the Term of each Option.

(d)                                 The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants under the Plan (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Option Agreements as to the persons to receive Options under the Plan.

4.                                       Grant of Options: Number and Source of Shares Subject to the Plan

(a)                                  The Committee may from time to time grant Options under the Plan for not more than Seventy Thousand (70,000) shares of Common Stock (subject to adjustment as provided in Section 11 hereof) which will be provided from authorized and unissued Common Stock and which are not reserved for some other purpose.

(b)                                 The date of grant of an Option shall be the date specified by the Committee which date shall not be earlier than the date the Committee action is final.

(c)                                  Shares of Common Stock, as to which Options previously granted shall for any reason lapse, shall be restored to the total number available for grant of Options.

5.                                       Persons Eligible to Receive Options

Options may be granted under the Plan to selected employees of the Company or one or more of its subsidiary corporations, if any.  Executive officers or directors of the Company shall not be eligible to receive Options under the Plan.  Eligibility shall be determined by the Committee and such determination shall be final and conclusive upon all persons.

6.                                       Option Price, Payment, and Withholding

(a)                                  The price per share to be paid by the Grantee to the Company upon exercise of an Option shall be such price as determined by the Committee but shall not be less than 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date such Option is granted.  The aggregate Option price shall be paid at the time of the exercise of the Option in full in cash or by check.  In the sole discretion of the Committee, payment of the aggregate Option price may be made in whole or in part by delivery by Grantee of shares of previously acquired Common Stock having a Fair Market Value (determined as of the date such Option was exercised) equal to all or part of the aggregate Option price and, if and to the extent applicable, cash or a check for any remaining portion of the aggregate Option price.

(b)                                 In connection with the exercise of an Option and as a condition of delivery of the shares issuable upon exercise thereof, the Grantee shall remit or, in appropriate cases agree to remit when due, an amount sufficient to satisfy all current or estimated future federal, state and local withholding tax requirements and any federal social security or other employment tax or other tax requirements relating thereto.  If permitted by the Committee in its sole discretion, the Grantee may satisfy, in whole or in part, the foregoing withholding requirement by delivery of shares of previously acquired Common Stock having a Fair Market Value (determined as of the date such Option was exercised) equal to all or part of the aggregate withholding taxes and, if permissible and applicable, cash or a check payable to the Company for any remaining portion of the aggregate withholding taxes.

(c)                                  If requested by the Committee, prior to the acceptance of shares of Common Stock as provided in subparagraph (a) or (b) of this Section 6, the Grantee shall supply the Committee with written representations and warranties, including without limitation a representation and warranty that the Grantee has good and marketable title to such shares free and clear of liens and encumbrances.

(d)                                 The Committee in its sole discretion may permit a Grantee to elect to pay the Option price upon exercise of an Option by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of such Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Option price and any tax withholding resulting from such exercise.

7.                                       Term of Options; Exercise of Option During Life of Grantee

(a)                                  Each Option granted under the Plan shall not be exercisable during the first year from the date the Option was granted and shall be exercisable as to (i) no more than twenty-five percent (25%) of the total number of shares subject to the Option during the second year from the date the Option was granted, (ii) no more than fifty percent (50%) of the total number of shares subject to the Option during the third year from the date the Option was granted, (iii) no more than seventy-five percent (75%) of the total number of shares subject to the option during the fourth year from the date the Option was granted and (iv) all shares subject to the Option from and after the fourth anniversary of the date the Option was granted.  No Option granted hereunder shall be for a Term exceeding five (5) years.

(b)                                 Subsequent to the grant of an Option, the Committee may accelerate, at any time before such Option becomes fully exercisable, the time or times at which such Option may be exercised in whole or in part.

(c)                                  Options shall be exercised by delivering or mailing to the Company, Attention: Chief Financial Officer:

(i)                                     a notice, in the form prescribed by the Committee, specifying the number of shares to be purchased; and

(ii)                                  the total consideration therefor, as specified in the Option Agreement relating thereto.

(d)                                 Upon receipt of such notice and payment, the Company shall promptly deliver to the Grantee a certificate or certificates for the shares purchased, without charge to the Grantee for any issue or transfer tax.

(e)                                  The Committee may postpone any exercise of an Option for such time as the Committee in its sole discretion may deem necessary or condition the exercise thereof in such manner as the Committee may determine in order to permit the Company with reasonable diligence (i) to effect or maintain the listing of such shares on any securities exchanges or in the NASDAQ Stock Market, or (ii) to effect or maintain registration or qualification under the Act, or any applicable state statute, of the Plan or the shares issuable upon the exercise of the Option, or (iii) to determine that the Plan and issuance of such shares are exempt from registration or qualification and in connection therewith to require (x) as a condition of the issuance of shares upon exercise of the Option, that the Grantee represent and agree that the Grantee is acquiring shares of Common Stock upon exercise of such Option for investment and without a view to the distribution or resale thereof in violation of the Act and any applicable state securities law and (y) that the certificates evidencing such shares bear a legend setting forth such representation.  The Company shall not be obligated by virtue of any Option Agreement or any provision of the

Plan to recognize the exercise of an Option or to sell or issue shares in violation of the Act or of the law of any state having jurisdiction thereof.  Any such postponement shall not extend the Term of an Option; and neither the Company nor its directors or officers shall have any obligation or liability to the Grantee of an option, or to the Grantee’s Successor, with respect to any shares as to which the Option shall lapse because of such postponement.

(f)                                    Unless the Committee, in its sole discretion, permits otherwise, Options granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution and an Option may be exercised during the lifetime of the Grantee only by the Grantee.

(g)                                 Upon the exercise of an Option by the Grantee, the stock certificate or certificates may, at the request of the Grantee, be issued in the Grantee’s name and the name of another person as joint tenants with right of survivorship.

(h)                                 An Option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

8.                                       Termination of Option

The unexercised portion of any Option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(a)                                  The expiration of not more than five (5) years from the date on which such Option was granted;

(b)                                 The expiration of thirty (30) days from the date of termination (other than a termination described in Sections 8(d) and (e) below or on account of death) of the Grantee’s employment with the Company or its subsidiary corporations or such shorter period as may be determined by the Committee upon the granting thereof, provided that if the Grantee shall die during such thirty-day (or shorter) period, the provisions of Section 8(c) below shall apply;

(c)                                  The expiration of one (1) year or such shorter period as may be determined by the Committee upon the granting thereof, following the date of the Grantee’s death if such death occurs during his or her employment with the Company or its subsidiary corporations;

(d)                                 The expiration of one (1) year or such shorter period as may be determined by the Committee upon the granting thereof, from the date of termination of the Grantee’s employment with the Company or its subsidiary corporations if such termination is attributable to a disability of the Grantee within the meaning of Section 22(e)(3) of the Internal Revenue Code (the Committee shall have the right to determine whether the Grantee’s termination is attributable to a disability of the Grantee within the meaning of Section 22(e)(3) of the Internal Revenue Code, such determination of the Committee to be final and conclusive);

(e)                                  Unless otherwise determined by the Committee upon the granting thereof, the date of termination of the Grantee’s employment with the Company or its subsidiary corporations, if such termination constitutes or is attributable to a breach by the Grantee of an employment agreement with the Company or its subsidiary corporations or if the Grantee is discharged for cause (the Committee shall have the right to determine whether the Grantee has been discharged for cause and the date of such discharge, such determination of the Committee to be final and conclusive); and

(f)                                    The expiration of such period of time or the occurrence of such event as the Committee in its sole discretion may provide upon the granting thereof.

9.                                       Right to Terminate Employment or other Relationship

Nothing contained in the Plan or in any Option granted pursuant to the Plan shall obligate the Company or its subsidiary corporations to continue to employ or engage any employee in such or in any other capacity with the Company or its subsidiary corporations, nor confer upon any employee, any right to continue in the employ of or in any other capacity with the Company or its subsidiary corporations, nor limit in any way the right of the Company or its subsidiary corporations to amend, modify or terminate any person’s compensation or employment agreement, if any, at any time.

10.                                 Stockholders’ Rights

No person shall have any rights of a stockholder by virtue of a grant of an Option except with respect to shares actually issued to that person upon the exercise thereof.

11.                                 Adjustments

In the event that the shares of stock subject to the Plan shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of stock shall be increased solely through the payment of a stock dividend, then there shall be substituted for, or added to, each share of stock of the Company theretofore appropriated or thereafter subject or which may become subject to an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of stock of the Company shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be.  Outstanding Options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events.  In the event there shall be any other change in the number or kind of the outstanding shares of stock of the Company subject to the Plan, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, then if the Committee, in its sole discretion, determines that such change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan or the terms, such adjustments shall be made in accordance with such determination.

Fractional shares resulting from any adjustment in Options pursuant to this Section 11 shall be eliminated.  Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be final and conclusive for all purposes of the Plan.

The Committee shall have the power, in the event of any merger or consolidation of the Company with or into any other corporation, the merger or consolidation of any other corporation into the Company, or the sale of all or substantially all of the assets and business of the Company to another corporation, to amend all outstanding Options to permit the exercise of all such Options prior to the effectiveness of any such merger, consolidation or sale of assets and to terminate such Options as of such effectiveness.  In such event, the Company shall give written notice of such amendment and termination to the Grantees of such Options and such Options shall terminate on such date as may be specified by the Committee in its discretion, provided, however, that such date shall not be less than fifteen (15) days after the date of such written notice.  If the Committee shall exercise such power, all Options then outstanding and subject to such requirement shall be deemed to have been amended to permit the exercise thereof in whole or in part by the Grantee at any time or from time to time as determined by the Committee prior to the effectiveness of such merger, consolidation or sale of assets and such Options shall be deemed to terminate as specified in the preceding sentence.

12.                                 Proceeds from Sale of Stock

Proceeds from the sale of stock pursuant to Options granted under the Plan shall be added to the general funds of the Company.

13.                                 Termination, Suspension or Modification of Plan

The Board may at any time terminate, suspend, or modify the Plan.  No termination, suspension, or modification of the Plan shall adversely affect any right acquired by any Grantee or any Successor under the terms of an Option granted before the date of such termination, suspension, or modification, unless such Grantee or Successor shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided in Section 11 shall not adversely affect any such right.  Subject to the foregoing provisions of this Section 13, the Board expressly reserves the right, in its sole discretion, to amend or modify the terms and provisions of the Plan and of any outstanding Options thereunder to the extent necessary to qualify any or all Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under the Internal Revenue Code or any amendment thereto or other statutes or regulations which become effective after the effective date of the Plan.